© 2022 Tempur Sealy International, Inc. All rights reserved. We continue to demonstrate the resilience of our business model as we generate profits, invest in our business, return capital to shareholders, and outperform the market. The team remains focused on delivering on our initiatives to drive continued success. TEMPUR SEALY INTERNATIONAL, INC., TPX “ “

PURPOSE

To Improve the Sleep of More People, Every Night, All Around the World

Who We Are

Tempur Sealy is committed to improving the sleep of more people, every night, all around the world. As a leading designer, manufacturer, distributor and retailer of bedding products worldwide, we know how crucial a good night of sleep is to overall health and wellness. Utilizing over a century of knowledge and industry-leading innovation, we deliver award-winning products that provide breakthrough sleep solutions to consumers in over 100 countries.

Our highly recognized brands include Tempur-Pedic®, Sealy® and Stearns & Foster® and our popular non-branded offerings consist of value-focused private label and OEM products. At Tempur Sealy we understand the importance of meeting our customers wherever and however they want to shop and have developed a strong omni-channel retail strategy. Our products allow for complementary merchandising strategies and are sold through third-party retailers, our 650+ Company-owned stores worldwide and our e-commerce channels. With the range of our offerings and variety of purchasing options, we are dedicated to continuing to turn our mission to improve the sleep of more people, every night, all around the world into a reality.

Importantly, we are committed to carrying out our global responsibility to protect the environment and the communities in which we operate. As part of that commitment, we have established the goal of achieving carbon neutrality for our global wholly owned operations by 2040.

Global Bedding Industry[1]



$120 Billion
Retail Value
Estimated Tempur Sealy Share
North America
TPX Share
TPX Share
International

Estimated global bedding market includes mattresses, foundations, pillows and other bedding products

TEMPUR+SEALY

2

Revenue by Type 69% 10% 8% 13% TTM 3Q’22 Sales North America Wholesale North America Direct-to- Consumer International Wholesale International Direct-to- Consumer Brand Portfolio  Tempur-Pedic $2,199 – $8,998  Stearns & Foster $ 1,799 – $6,449  Sealy $229 – $3,499  Private Label • Headquartered in Lexington, KY, Tempur Sealy International, Inc is the leading global bedding products company, with a portfolio of iconic brands including Tempur-Pedic, Sealy and Stearns & Foster • TPX manufacturers mattresses, pillows and related accessories across a variety of price points and distributes its products through multiple channels, including third-party brick & mortar retailers, its owned website and third-party online platforms, as well as its company-owned stores • TPX focuses on premium bedding with its Tempur-Pedic and Stearns & Foster brands A Premium Leader in a Growing Bedding Industry

Industry • The global bedding industry of ~$120 billion1 has historically experienced consistent growth. • The U.S. bedding averages mid- single digit growth annually, driven by units and dollars.1 • The international bedding is highly fragmented and about 40% larger than the size of the U.S. market.1 Consumer • Consumers continue to make the connection between a good night’s sleep and health & wellness. • Enhanced focus on health over the past year has strengthened the health & wellness trend. • Consumer confidence, consumer spending, the housing market, and the wealth effect correlate to the bedding industry. Tempur Sealy • Global omni-channel distribution strategy to be where the consumer wants to shop. • Track record of developing and marketing differentiated products through consumer-centric innovation for the total global bedding market. • Robust free cash flow2 and fortified balance sheet that provide flexibility to take advantage of industry and market opportunities and return capital to shareholders. TPX at a Glance 4

Investment Thesis 5 A leading premium global bedding manufacturer with strengths in branding and vertical integration Drives above industry growth across wholesale and DTC with expansion opportunities in under-penetrated areas Well-aligned management with proven track record History of strong value creation via capital allocation including share buybacks and highly accretive large and small-scale acquisitions U.S. bedding industry has consistently grown over the long term as consumers lean into more premium products that aid sleep and health

• Worldwide omni-channel presence • Iconic brand and product portfolio • World-class manufacturing capabilities • Industry-leading balance sheet and free cash flow2 Adjusted earnings per share2 is expected to grow at a CAGR of 20% between 2016-2022 Competitive Advantages 6 *2022 adjusted EPS based on the midpoint of Tempur Sealy's full year guidance $0.85 $0.82 $0.74 $1.00 $1.94 $3.19 $2.55 $- $1.00 $2.00 $3.00 $4.00 2016 2017 2018 2019 2020 2021 *2022 Full Year Adjusted EPS2

Product Brands Mattresses / Pillows / Accessories Product and Retail Brands DTC Retailer Brands Online / Offline 7

Strategic Advantages 8

Portfolio of Global Brands

- From its founding, Tempur-Pedic pursued a direct advertising strategy that touted the clear benefits of its proprietary Tempur material, creating a luxury aura – generating strong same sales velocity in premium products.
- Over the last 15 years, Tempur-Pedic spent ~$2B on direct advertising, significantly more than other top brands in the category. The premium brand that was built through direct advertising and R&D allows for sustainable ROICs well above traditional mattress peers.


Premium
Value
STEARNS & FOSTER
ESTATE
Sealy

Tempur-Pedic®: leading worldwide premium bedding brand
- Tempur-Pedic® uniquely adapts, supports, and aligns to you to deliver truly life-changing sleep.
  $2,199-$8,998

Stearns & Foster®: high-end-targeted brand
- The world's finest beds that are made with exceptional materials, time-honored craftsmanship, and impeccable design.
  $1,799-$6,499

Sealy®: #1 bedding brand in the U.S.[3]
- Combines innovation, engineering, and industry-leading testing to ensure quality and durability.
  $229-$3,499

Private Label Offerings: customized product
- Offers products for the value-oriented consumer.

TEMPUR+SEALY
9

Leading Manufacturing Capabilities • 69 manufacturing facilities • 16 million square feet of manufacturing & distribution operations R&D Innovation • 75,000 square feet of research & development • 4 state-of-the art product-testing locations Wholly owned (30) Joint Venture (8) Licensee (27)Tempur-Pedic® Facility (4) World-Class Manufacturing Capabilities 31 NORTH AMERICAN FACILITIES | 38 INTERNATIONAL FACILITIES Albuquerque, NM 10

• Significant worldwide sales growth • Highly profitable and expanding rapidly • Direct customer relationships Ecommerce • Luxury Tempur-Pedic®, Dreams, and multi-branded showroom experiences • Operate over 650 stores worldwide and expanding direct customer relationships • Highly profitable Company- Owned Stores • Third-party retailers are our largest distribution channel • Significant private label opportunity • Valued supplier, win-win relationships Wholesale Successful Omni-Distribution Platform 11

12 Tempur-Pedic manufacturing Sealy / S&F manufacturing Private label manufacturing Dreams manufacturing Portfolio of Owned Brands Brick & Mortar & E-Commerce RetailOwned Manufacturing Vertical Integration Portfolio of owned brands Multi-brand retail Mono-brand retail E-commerce

Growth Potential 13

Increase total addressable market internationally through new product launches in Europe & APAC. Expand into OEM market to drive further sales growth. Grow wholesale through existing and new retail relationships. Invest in innovation to meet customer demand. Execute on capital allocation strategy. Expand direct-to-consumer through ecommerce and company-owned stores. Building Blocks to Future Growth 14 Invest in Stearns & Foster product and marketing to more than double the brand’s global sales.

Natural Comfort Snoring Support Climate Sleep-Health Metrics Innovative Technologies 15

Third-Party Retailers • Win-win relationships • Broad-based worldwide distribution and broadly diversified • Over 5,400 retail partners around the world selling through over 25,000 doors and ecommerce platforms • Global sales force of over 500 people supporting our portfolio of brands U.S. OEM Opportunity • OEM is about 20% of the U.S. mattress market and growing,1 supported by recent U.S. anti-dumping actions • Leverages manufacturing expertise, diversifies global sales stream, and extends manufacturing profits beyond our own brands • Plans to invest an incremental $200 million by 2023 to increase U.S. pouring capacity for TEMPUR® material and specialty and conventional foams by approximately 50% • Targeting $600 million of annual sales by 2025 Wholesale 16

$150M $600M 2020A 2025E 17 • Expanded into OEM market through the acquisition of Sherwood Bedding in 2020; a 3rd generation American manufacturer of private label innerspring mattresses, subsequently began exploring opportunities to leverage foam-pouring capabilities to manufacture private label foam mattresses • Our OEM business leverages global manufacturing expertise, diversifies sales streams and realizes the manufacturing profits of the bedding brands it produces • Opportunity to serve as a provider for third-party bedding brands (including retailers’ private label brands) at value-end price points • Expected to drive down overall cost per unit • Opportunity to grow our OEM business to $600M in annualized sales by 2025 OEM Expansion OEM Sales Opportunity

18 Stearns & Foster Opportunity Product Investments • Launching new, innovative Stearns & Foster products in 4Q’22 Marketing Investments • Supporting Stearns & Foster with record advertising in 2022 Opportunity to grow Stearns & Foster to be our next $1 BILLION BRAND, more than doubling its size today Channel Investments • Expanding Stearns & Foster presence through new e-commerce platform launched in 2Q’22

Stearns & Foster Opportunity

- With more than 175 years of history, Stearns & Foster is a meaningful brand and can become the luxury leader in innerspring beds and grow to be our next billion-dollar brand
- After years of no direct advertising, Stearns & Foster began spending in 2021 and accelerated in 2022 – designed to increase consumer's awareness and desire to purchase a premium innerspring mattress
  - S&F can target the $2,000 - $6,499 ASP range in innerspring, a historically underserved opportunity

Dual-Approach to Luxury Bedding

Leading Luxury Specialty Foam Brand	Leading Luxury Innerspring Brand
TEMPUR-PEDIC	STEARNS & FOSTER
Portfolio Midpoint *$3,649*	Portfolio Midpoint *$3,299*



>100% growth
<$500 M
$1,000 M
2021
Opportunity[1]

TEMPUR + SEALY
19

$- $50 $100 $150 $200 $250 $300 $350 Q3 2018 Q3 2019 Q3 2020 Q3 2021 Q3 2022 Global Direct Sales Intl NA • Strong, long-term growth of high-margin sales from web, call center, and company-owned stores. • Ability to own customer relationship allows for market insights that we leverage for innovation process and growth strategy Direct to Consumer 20 10% 14% 13% 19% 22% 5% 10% 15% 20% 25% Q3 2018 Q3 2019 Q3 2020 Q3 2021 Q3 2022 Direct Channel Sales as a Percentage of Total Sales

OPERATING OVER 650 RETAIL STORES GLOBALLY

Company-Owned Store Strategy

Tempur-Pedic® U.S.



Dreams UK


Dreams
The Bed Specialist

Tempur-Pedic® Mexico


TEMPUR-PEDIC

Sealy® Gallery Asia



Sleep Outfitters® U.S.


SLEEP OUTFITTERS

TEMPUR® Europe


TEMPUR

SOVA® Sweden



We see a potential opportunity to organically increase our store count through opening an average of 60+ new stores per year.

TEMPUR+SEALY
21

• Highly fragmented with broad geographic diversity across Europe and Asia • Acquired Dreams, the leading bedding retailer in the UK in 2021 • Developing new TEMPUR® line of mattresses to expand addressable market in 2023 • Tempur Sealy customizes approach by country • Europe: success with high-quality products, targeting growth through distribution, and new Sealy®-UK joint venture and Dreams acquisition • Asia: opportunity in emerging area through distribution and organic sales growth initiatives International Markets 22 Current ~$23B Addressable Market(1)

Rapidly Growing International Joint Ventures • Founded in 2000 • Operates in 21 countries and territories • Top 3 internationally branded bedding manufacturer in China • Full-time employees: 1,100+ Asia • Acquired in 2020 • Full-time employees: 250+ United Kingdom $340 MILLION OF JOINT VENTURE SALES IN 2021 5-YEAR GROWTH CAGR: 17% 23

Expanding Global Licensing Sales Sealy Manufacturing Licensees: • Our 27 licensee manufacturing facilities generate high return on investment • They represent a low-risk opportunity to introduce our brands and products in regions in which we do not currently operate, primarily across EMEA, APAC, and Latin America Brand Extension Licensees: • We license our Tempur-Pedic, Sealy and Stearns & Foster brands across North America, Europe and Asia, to drive incremental profits and expand brand awareness • Licensed products are complementary to our core operations and include sleep-adjacent categories such as bedding, pajamas, and pet sleep 24 Significantly increases global brand awareness and drives incremental profits

Recent Performance 25

22% 78% Direct Wholesale Three Months Ended Trailing Twelve Months Ended (in millions, except percentages and per common share amounts) September 30, 2022 September 30, 2021 % Change September 30, 2022 September 30, 2021 % Change Net Sales $1,283.3 $1,358.3 -5.5% $5,093.4 $4,628.2 10.1% Net Income $132.7 $177.4 -25.2% $529.8 $593.4 -10.7% Adjusted Net Income2 $137.8 $179.6 -23.3% $547.6 $618.9 -11.5% EPS $0.75 $0.87 -13.8% $2.83 $2.85 -0.7% Adjusted EPS2 $0.78 $0.88 -11.4% $2.93 $2.98 -1.7% Third Quarter and Trailing Twelve Month Performance 26 Q3’22 Sales by Channel In 3Q’22, we reported 56% growth in sales and 140% growth in adjusted EPS compared to 3Q’19, a pre-Covid period

Expect full-year adjusted EPS between $2.50 and $2.60 Other Modeling Assumptions Depreciation & Amortization ~$180M Capital Expenditures $275M - $300M Interest Expense ~$100M U.S. Federal Tax Rate ~23.5% Diluted Share Count 180M shares 2022 Outlook1 27 Our 2022 expectations include: • Approximately $30 million in expense related to new product launches • Significant one-time investments in capacity, ahead of normal annualized capex of $150M • Operational investments to service our customers • Record advertising investments • Repurchasing at least 10% of our shares outstanding *2022 EPS based on the midpoint of Tempur Sealy's full year guidance $0.74 $1.00 $1.94 $3.19 $2.55 $- $1.00 $2.00 $3.00 $4.00 2018 2019 2020 2021 *2022 Projected Adjusted EPS2 Growth of 245% Since 2018

28 Current TPX Management Track Record Since 2015 (in millions, except percentages, multiples, and per common share amounts) Tailing Twelve Months Ended December 31, 2015 Trailing Twelve Months Ended September 30, 2022 CAGR Total Growth Net Sales $3,151 $5,093 7% 62% Adjusted EBITDA2 $400 $987 14% 147% Adjusted Net Income2 $200 $547 15% 174% Sharecount 246 177 -5% -28% Adjusted EPS2 $0.80 $2.93 20% 266% Experienced Team’s Value Creation o Since management change in 2015, sales have increased more than 60%, adjusted EBITDA2 has more than doubled, and adjusted EPS2 has increased more than 2.5x under current management leadership

0% 20% 40% 60% 80% Enhanced +10% Business Model 70% Flexible Cost Structure 1 29 • The business model is highly-variable, with 85% of COGS and 45% of operating expenses flexing with sales • In total, the variability of our operating cost structure is approximately 70% • Our business model also provides opportunity for costs to further flex with sales Variable 85% Fixed 15% Cost of Goods Sold Variability Variable 45% Fixed 55% Operating Expense Variability 80% Total Cost Variability • Including discretionary cost cuts, we estimate a total of 80% of expenses could flex with sales

Leading Balance Sheet & Cash Flow 30

• Long-term target leverage ratio of 2.0 – 3.0x2 • Continue to invest in the business, including a new domestic foam-pouring plant to be operational in 2023 • Disciplined approach to shareholder returns includes a quarterly dividend and expected repurchase of at least 10% of our shares outstanding in 2022 • Maintain capacity for strategic acquisitions Balanced Capital Allocation Strategy 31 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2018 2019 2020 2021 TTM Q3 2022 Capital Allocation $612 $1,895 $116 $537 Allocated Over $3B Since 2018

Credit ratings: Fitch: BB+ (August 2021) Moody’s: Ba1 (September 2021) S&P: BB+ (September 2021) Strong Balance Sheet & Cash Flow 32 1.00x 1.50x 2.00x 2.50x 3.00x 3Q21 4Q21 1Q22 2Q22 3Q22 Leverage2 Target Range Leverage $0 $200 $400 $600 $800 2018 2019 2020 2021 TTM 2022 Full-Year Operating Cash Flow $0 $200 $400 $600 $800 $1,000 $1,200 2018 2019 2020 2021 TTM 2022 Full-Year Adjusted EBITDA2

Environmental, Social, & Corporate Governance 33

Environmental, Social, & Governance Tempur Sealy is committed to protecting and improving our communities and environment. 34

Environmental • Committed to achieving carbon neutrality for our wholly owned global operations by 2040 • Achieved an 8.4% reduction in greenhouse gas emissions per unit produced at our wholly owned manufacturing and logistics operations in 2021 • Improved the percentage of waste diverted from our North American wholly-owned manufacturing operations to 94% in 2021, compared to 91% in 2020, furthering our progress towards our goal of achieving zero landfill waste by the end of 2022 • Completed the installation of solar panel technology at our largest manufacturing facility in Albuquerque, New Mexico in 2021 Social • Embedded ESG performance as a metric in executive leadership’s compensation for 2021 and 2022 • In 2022, we launched a Sealy®-branded eco-friendly mattress collection made with responsibly sourced materials • Contributed over $100 million in product, stock, and cash to charity organizations since 2010 • Pledged $2 million to support a pediatric sleep center • Contributed monetary aid to support Ukrainian children and families and supplied over 1,100 bedding products to refugee centers Corporate Governance • Established Nominating Corporate Governance Committee oversight of our practices and positions relating to ESG issues • Increased the number of women represented on our Board of Directors to 3 directors, representing 42% of the Board Environmental, Social, & Governance Tempur Sealy is committed to protecting and improving our communities and environment. 35

Thank You for Your Interest in Tempur Sealy International For more information, please email: investor.relations@tempursealy.com 36

Appendix 37

This investor presentation contains statements relating to the Company’s quarterly cash dividend, the Company’s share repurchase targets, the Company’s expectations regarding net sales for 2022 and adjusted EPS for 2022 and subsequent periods and the Company’s expectations for increasing sales growth, product launches, channel growth, acquisitions and commodities outlook, and expectations regarding supply chain disruptions, the macroeconomic environment and COVID-related disruptions. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance, or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from any that may be expressed herein as forward-looking statements. These potential risks include the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names, and Service Marks: TEMPUR®, Tempur-Pedic®, the Tempur-Pedic & Reclining Figure Design®, TEMPUR-Adapt®, TEMPUR-ProAdapt®, TEMPUR-LuxeAdapt®, TEMPUR-PRObreeze°™, TEMPUR-LUXEbreeze°™, TEMPUR-Cloud®, TEMPUR-Contour™, TEMPUR-Rhapsody™, TEMPUR-Flex®, THE GRANDBED BY Tempur-Pedic®, TEMPUR-Ergo®, TEMPUR-UP™, TEMPUR-Neck™, TEMPUR-Symphony™, TEMPUR-Comfort™, TEMPUR-Traditional™, TEMPUR-Home™, Sealy®, Sealy Posturepedic®, Stearns & Foster®, COCOON by Sealy™, SealyChill™, and Clean Shop Promise® are trademarks, trade names, or service marks of Tempur Sealy International, Inc., and/or its subsidiaries. All other trademarks, trade names, and service marks in this presentation are the property of the respective owners. Limitations on Guidance: The guidance included herein is from the Company’s press release and related earnings call on November 3, 2022. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. Forward-Looking Statements 38

In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted EPS, EBITDA, adjusted EBITDA, free cash flow, consolidated indebtedness less netted cash, and leverage, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as a measure of operating performance, an alternative to cash provided by operating activities as a measure of liquidity, or an alternative to total debt. The Company believes these non-GAAP measures provide investors with performance measures that better reflect the Company’s underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments management makes to derive the non-GAAP measures include adjustments to exclude items that may cause short-term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of the Company’s business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company’s underlying results from continuing operations and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non-GAAP measures include that these measures do not present all the amounts associated with the Company’s results as determined in accordance with GAAP. These non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding the use of these non-GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. Constant Currency Information In this presentation the Company refers to, and in other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a “constant currency basis,” which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior corresponding period’s currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance. EBITDA and Adjusted EBITDA A reconciliation of the Company’s GAAP net income to EBITDA and adjusted EBITDA per credit facility (which we refer to in this investor presentation as adjusted EBITDA) is provided on the subsequent slides. Management believes that the use of EBITDA and adjusted EBITDA per credit facility provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period as well as the Company’s compliance with requirements under its credit agreement. Adjusted Net Income and Adjusted EPS A reconciliation of the Company’s GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Forward-looking Adjusted EPS is a non-GAAP financial measure. The Company is unable to reconcile this forward-looking non-GAAP measure to EPS, its most directly comparable forward-looking GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact EPS in 2022. Leverage Consolidated indebtedness less netted cash to adjusted EBITDA per credit facility, which the Company may refer to as leverage, is provided on a subsequent slide and is calculated by dividing consolidated indebtedness less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA per credit facility. The Company provides this as supplemental information to investors regarding the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in reducing its leverage. Use of Non-GAAP Financial Measures and Constant Currency Information 39

40 QTD Adjusted Net Income(2) and Adjusted EPS(2) *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings.

41 TTM Adjusted Net Income(2) and Adjusted EPS(2) *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings.

42 QTD EBITDA(2) *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings.

43 TTM Adjusted EBITDA(2) *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings.

44 Leverage(2) Reconciliation *For a reconciliation of leverage to consolidated indebtedness less netted cash in prior reporting periods, please refer to the Company’s SEC filings.

© 2022 Tempur Sealy International, Inc. All rights reserved. 1 Management estimates 2 Adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, free cash flow, and constant currency are non-GAAP financial measures. Please refer to the “Use of Non-GAAP Financial Measures and Constant Currency Information” on a previous slide for more information regarding the definitions of adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, free cash flow, and constant currency, including the adjustments (as applicable) from the corresponding GAAP information. Please refer to “Forward-Looking Statements” and “Limitations on Guidance” on a previous slide. 3 Sealy® was ranked number one on Furniture Today’s list of the Top 20 U.S. Bedding Producers in June 2021. See Furniture Today’s Top 20 U.S. Bedding Producers methodology that includes Sealy® and Stearns & Foster® products in Sealy ranking. Tempur-Pedic® was ranked number two on Furniture Today’s list of the Top 20 U.S. Bedding Producers in June 2021. Tempur- Pedic® brand was awarded #1 in Customer Satisfaction for both the Retail Mattress and Online Mattress categories in the U.S. in the J.D. Power 2022 Mattress Satisfaction Report. 4 Based on the Company’s 2022 financial targets provided in the press release dated November 3, 2022, and the related earnings call on November 3, 2022. Please refer to “Forward-Looking Statements” and “Limitations on Guidance.” Footnotes

Thank You 46